                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2001
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                                WHX Corporation
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(Exact name of registrant as specified in its charter)

     Delaware                   1-2394             13-3768097
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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(Former name or former address, if changed since last report.)

         Item 5.  Other Events.
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         A Settlement and Release Agreement (the "Settlement Agreement") by and
among Wheeling-Pittsburgh Steel Corporation ("WPSC"), Wheeling-Pittsburgh
Corporation ("WPC") and WHX Corporation ("WHX"), and certain affiliates of WPSC,
WPC and WHX as specified on the signature pages thereto, received approval of the United States Bankruptcy Court for the Northern District of Ohio on May 24,
2001, was entered into on May 25, 2001, and became effective on May 29, 2001, pursuant to which certain outstanding claims among the parties thereto were resolved pursuant to the terms of the Settlement Agreement. A copy of the
Settlement Agreement is attached hereto as Exhibit 99.1. On November 16, 2000,
WPC, WPSC and their subsidiaries filed petitions for relief under Chapter 11 of the United States Bankruptcy Code in such bankruptcy court.

         The Settlement Agreement provides, in part, that the Settlement
Agreement shall be effective upon the occurrence of each of the following transactions, (i) the payment by WHX to WPC of $17 million; (ii) the exchange of releases between WPC, WPSC and their affiliates party to the Settlement
Agreement (the "WPC Group"), on the one hand, and WHX Corporation, and its other affiliates party to the Settlement Agreement (the "WHX Group"), on the other hand; (iii) WHX or its designee to enter into a binding agreement to purchase certain assets of Pittsburgh- Cansfield Corporation for $15 million, plus the assumption of certain trade payables, subject to bidding procedures as may be established by the bankruptcy court, and certain other terms and conditions;
(iv) the termination or modification of the Tax Sharing Agreements between WHX and WPC; (v) WHX to deliver a consent to WPC with respect to the obligations of the members of the WPC Group to make funding contributions or to pay expenses with respect to the WHX Pension Plan through and including the earlier of the effective date of a plan or plans or reorganization and December 31, 2002; (vi)
the Debtor in Possession Credit Agreement (the "DIP Loan Agreement"), dated as of November 17, 2001 shall have been amended as provided in the Settlement
Agreement; (vii) WPC Land Corporation shall execute such instruments as may be necessary to effect the transfer of title, to WPSC, of certain properties specified in the Settlement Agreement; and (viii) the lenders party to the DIP
Loan Agreement shall have consented to the transactions described in the
Settlement Agreement. Such transactions all occurred effective May 29, 2001.

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         Exhibit No.                Exhibits

         99.1                       Settlement and Release Agreement, dated as
                                    of May 25, 2001, by and among Wheeling-
                                    Pittsburgh Steel Corporation ("WPSC") and
                                    Wheeling-Pittsburgh Corporation ("WPC"), WHX
                                    Corporation ("WHX") and certain affiliates
                                    of WPSC, WPC and WHX as specified on the
                                    signature pages thereto.

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                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHX CORPORATION

Dated: May 29, 2001                         By: /s/ Ronald LaBow
                                                --------------------------------
                                                Name:  Ronald LaBow
                                                Title: Chairman of the Board

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